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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________



       Date of Report (Date of earliest event reported): JANUARY 11, 2000



                            FOCUS ENHANCEMENTS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                      1-11860                   04-3186320
---------------               ------------             -------------------
(State or other               (Commission                (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)



                    600 Research Drive, Wilmington,         MA 01887
               -----------------------------------------------------
               (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (978) 988-5888











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ITEM 5.   OTHER EVENTS

On January 11, 2001, Focus Enhancements, Inc. ("Focus") reconvened its 2000 annual meeting, which had been held and then adjourned on December 28, 2000. At the annual meeting, Focus stockholders approved, among other things, the amendment of Focus' Certificate of Incorporation to increase the number of authorized shares of Focus common stock from 30,000,000 to 50,000,000 and the Agreement and Plan of Merger between Focus, its wholly-owned subsidiary PC Video Conversion and Videonics, Inc., that was executed on August 30, 2000 and whereby Focus will acquire all of the outstanding stock of Videonics (the "Merger"). Upon completion of the Merger, each share of Videonics common stock will be exchanged for 0.87 shares of Focus common stock.

A copy of a press release issued January 12, 2001 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits.

     99  Focus Enhancements, Inc. Press Release













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                                 SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FOCUS ENHANCEMENTS, INC.



Date:  January 16, 2001              BY:  /s/ Richard A. Nardella
                                          -----------------------
                                          Name:   Richard A. Nardella
                                          Title:  Principal Financial Officer













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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                            Sequential
Number              Description                    Page Number
-------             -----------                    -----------

99                  Focus Enhancements, Inc.            5
                    Press Release















                               Page 4 of 5 pages